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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549
                          _________________________

                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)      October 2, 1994
                                                        -----------------


                        FABRI-CENTERS OF AMERICA, INC.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Ohio                      1-6695               34-0720629
- - -----------------------------------------------------------------------
  (State or other            (Commission            (IRS Employer
  jurisdiction of            File Number)         Identification No.)
  incorporation)



5555 Darrow Road, Hudson, Ohio                            44236
- - -----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code              (216) 656-2600
                                                                --------------


(Former name or former address, if changed since last report)   Not applicable
                                                                --------------

The Exhibit Index is located on sequential page 5.



                           Sequential Page 1 of 196
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------
  On October 2, 1994 ("Closing Date"), Fabri-Centers of America, Inc. (the "Company") acquired substantially all the assets and assumed approximately $35 million in liabilities of Cloth World, Inc. and its subsidiaries ("Cloth World)", a division of Brown Group, Inc. The cash portion of the purchase price paid on the Closing Date was $62 million, financed through an existing credit facility, and is subject to post-closing adjustments based on the Net LIFO Book Value (as defined in the Asset Purchase Agreement) as of the Closing Date.

  Cloth World's principal business is conducted in the retail fabric industry through specialty fabric stores which sell a wide variety of fashion and decorator fabrics, notions, patterns and sewing machines and accessories.
Cloth World operates 343 retail stores in 26 states, with a concentration in the southern half of the United States. The Company intends to remodel the Cloth World stores in order to broaden their product mix to include merchandise currently available at the Company's existing stores. Most of the Cloth World stores will retain the Cloth World name.


Item 5.  OTHER EVENTS
         ------------
  (a) The Company established a new three-year revolving credit facility with a group of eight banks, under which the Company may borrow up to $200 million.

  (b) In connection with the acquisition of Cloth World, the Company announced that Donald L. Richey had been elected Executive Vice President and Chief Operating Officer of the Company effective October 2, 1994. Mr. Richey had served as President of Cloth World for the four years prior to its acquisition by the Company.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------
  (a)    Financial statements of business acquired

         It is impracticable to provide the required financial statements of Cloth World, Inc. at the time of filing this report on Form 8-K. The required financial statements will be filed not later than December 16, 1994.

  (b)    Pro forma financial information

         It is impracticable to provide the required pro forma financial information with





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respect to the Cloth World acquisition at the time of filing this report on
Form 8-K. The required pro forma financial information will be filed not later than December 16, 1994.

  (c)  Exhibits

       See the Exhibit Index at sequential page 5 of this report.





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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                FABRI-CENTERS OF AMERICA, INC.


DATE: October 14, 1994          /s/  Alan Rosskamm
                                     ------------------------
                                BY:  Alan Rosskamm
                                     Chairman, President and Chief
                                     Executive Officer





                                /s/  Robert Norton
                                     ------------------------
                                BY:  Robert Norton
                                     Vice Chairman and Chief Financial
                                     Officer





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                        FABRI-CENTERS OF AMERICA, INC.

                           FORM 8-K CURRENT REPORT

                                EXHIBIT INDEX




EXHIBIT NO.      DESCRIPTION                                      PAGE NO.
- - -----------      ------------                                     --------
      2         Asset Purchase Agreement among Fabri-Centers of       6
                America, Inc., FCA of Ohio, Inc., Brown Group, Inc.
                and Cloth World, Inc. dated August 24, 1994


      10(a)     Credit Agreement dated as of September 30, 1994      88
                among Fabri-Centers of America, Inc. as Borrower,
                The Banks Which are Signatories Thereto and Society National Bank, as Agent


      10(b)     Restated Employment Agreement between Robert L.     189
                Norton and Fabri-Centers of America, Inc., dated
                April 22, 1994





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